UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

September 30, 2025

GUARANTY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-38087	75-1656431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16475 Dallas Parkway, Suite 600 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

(888) 572-9881

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	GNTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on October 1, 2025 of the transactions contemplated by the Plan and Agreement of Merger, dated as of June 24, 2025 (the “Merger Agreement”), by and among Guaranty Bancshares, Inc., a Texas corporation (“GNTY”), Guaranty Bank & Trust, N.A. (the “Bank”), Glacier Bancorp, Inc., a Montana corporation (“GBCI”), and Glacier Bank, including the merger of GNTY with and into GBCI (the “Merger”), with GBCI surviving the Merger. The Merger and the Merger Agreement were previously disclosed in the Current Report on Form 8-K filed by GNTY with the Securities and Exchange Commission (the “SEC”) on June 25, 2025.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 2.01 is incorporated herein by reference.

On September 30, 2025, GNTY terminated its Loan Agreement, dated as of March 31, 2025 (as amended, restated, supplemented, or otherwise modified prior to the Effective Time, the “Loan Agreement”), by and between GNTY and Frost Bank. As of September 30, 2025, there were no borrowings outstanding under the unsecured revolving line of credit contemplated by the Loan Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

On October 1, 2025, pursuant to the terms of the Merger Agreement, GNTY merged with and into GBCI, with GBCI surviving the Merger. Immediately after the Merger, the Bank merged with and into GBCI’s wholly owned bank subsidiary, Glacier Bank, a Montana state-chartered bank (“Glacier Bank”), with Glacier Bank surviving as a wholly owned subsidiary of GBCI (the “Bank Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of GNTY (“GNTY common stock”) issued and outstanding was converted into the right to receive from GBCI 1.0000 share of GBCI common stock, par value $0.01 per share (the “Per Share Stock Consideration”).

In addition, pursuant to the Merger Agreement, each outstanding share of restricted stock under the Guaranty Bancshares, Inc. 2015 Equity Incentive Plan, as amended (the “GNTY Stock Plan”), automatically vested and was settled through the issuance of unrestricted shares of GNTY common stock in accordance with the terms of each award agreement and the GNTY Stock Plan, and each such share of GNTY common stock was converted into the right to receive the Per Share Stock Consideration at the Effective Time. At the Effective Time, outstanding options to purchase shares of GNTY common stock (the “GNTY Options”) under the GNTY Stock Plan became fully vested and were assumed by GBCI and automatically converted into an option (a “Converted Option”) to purchase GBCI common stock on the same terms and conditions as were then in effect with respect to the GNTY Option, except that the number of shares of GBCI common stock subject to such Converted Option and the per-share exercise price were adjusted in accordance with the terms of the Merger Agreement.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was previously filed with the SEC and is incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 30, 2025, GNTY notified the New York Stock Exchange (the “NYSE”) that the consummation of the Merger would be effective as of October 1, 2025 and requested that trading in GNTY common stock be halted prior to market open on October 1, 2025 and that the listing of the GNTY common stock be withdrawn. GNTY has also requested that the NYSE file a notification on Form 25 with the SEC to report the delisting of its shares from the NYSE and to deregister its shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). GBCI, as successor by merger to GNTY, intends to file with the SEC a Form 15 requesting the deregistration of the GNTY common stock under Section 12 of the Exchange Act and the suspension of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note, Item 2.01 and Item 3.01 is incorporated into this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth under the Introductory Note and Item 2.01 is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger, GNTY’s directors and executive officers ceased serving in such capacities.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under the Introductory Note and Item 2.01 is incorporated into this Item 5.03 by reference.

At the Effective Time, the separate corporate existence of GNTY ceased. As a result of the Merger, GBCI’s restated articles of incorporation and amended and restated bylaws, copies of which are included as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated by reference herein, continued in effect as the articles of incorporation and bylaws of the combined company.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description of Exhibit
2.1	Plan and Agreement of Merger, dated June 24, 2025, by and among Glacier Bancorp, Inc., Glacier Bank, Guaranty Bancshares, Inc. and Guaranty Bank & Trust, N.A. (incorporated herein by reference to Exhibit 2.1 to GNTY’s Current Report on Form 8-K filed with the SEC on June 25, 2025).*
3.1	Restated Articles of Incorporation of Glacier Bancorp, Inc (incorporated herein by reference to Exhibit 3.1 to Glacier Bancorp Inc.’s Quarterly Report on Form 10-Q filed with the SEC on August 2, 2022).
3.2	Amended and Restated Bylaws of Glacier Bancorp, Inc. (incorporated herein by reference to Exhibit 3.2 to Glacier Bancorp Inc.’s Current Report on Form 8-K filed with the SEC on May 4, 2021).

104	Cover Page Interactive File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLACIER BANCORP, INC.
(as successor by merger to Guaranty Bancshares, Inc.)

Date: October 1, 2025	By:	/s/ Ron J. Copher
Ron J. Copher
Executive Vice President and Chief Financial Officer